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                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                               -----------------

                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                              Digex, Incorporated
                              -------------------
             (Exact name of registrant as specified in its charter)



               Delaware                                 59-3582217
               --------                                 ----------
(State of Incorporation or organization)    (I.R.S. employer identification no.)


                                One Digex Plaza
                              Beltsville, MD 20705
                              --------------------
                    (Address of principal executive offices)


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
 If this form relates to the registration        If this form relates to the registration
 of a class of securities pursuant to Section    of a class of securities pursuant to Section
 12(b) of the Exchange Act and is effective      12(g) of the Exchange Act and is effective
 pursuant to General Instruction A.(c),          pursuant to General Instruction A.(d),
 please check the following box.                 please check the following box.

                 [_]                                            [X]
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      Securities Act registration statement file number to which this form relates: 333-77105
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      Securities to be registered pursuant to Section 12(b) of the Act:


      Title of each class                Name of each exchange on which
      to be so registered                each class is to be registered
      -------------------                ------------------------------

                               None


      Securities to be registered pursuant to Section 12(g) of the Act:


                Class A Common Stock, par value $.01 per share
                ----------------------------------------------
                               (Title of class)
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ITEM 1. Description of Registrant's Securities to be Registered.
------  -------------------------------------------------------

        This registration statement relates to the Class A Common Stock, par value $.01 per share, of Digex, Incorporated (the "Registrant"). Reference is made to the information set forth under the caption "Description of the Capital Stock" on page 61 of Amendment No. 4 to the Registrant's Registration Statement on Form S-1 (File No. 333-77105 ) ("Form S-1") under the Securities Act of 1933, as amended, filed on July 29, 1999, which information is incorporated herein by reference.


ITEM 2. Exhibits.
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A.   Certificate of Incorporation of the Registrant, filed as Exhibit 3.1 to
     Digex's registration statement on Form S-1 (No. 333-77105) filed with the SEC on April 27, 1999, and incorporated herein by reference.

B. Form of Certificate of Amendment to Certificate of Incorporation of the Registrant (to be effective upon consummation of the public offering), filed as Exhibit 3.3 to Amendment No. 4 to Digex's registration statement on Form S-1 (No. 333-77105) filed with the SEC on July 29, 1999, and incorporated herein by reference.

C. Bylaws of the Registrant, filed as Exhibit 3.2 to Digex's registration statement on Form S-1 (No. 333-77105) filed with the SEC on April 27, 1999, and incorporated herein by reference.

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                                   SIGNATURE


        Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: July 29, 1999                  DIGEX, INCORPORATED
                                      -------------------
                                         (Registrant)



                                      By: /s/ Mark K. Shull
                                         -------------------------------------
                                         President and Chief Executive Officer

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